UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 6/16/2008

(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-8092

DE	94-1620407
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

323 Vintage Park Drive, Suite B, Foster City, California 94404
(Address of Principal Executive Offices, Including Zip Code)

650-212-2568
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 8.01                      Other Events

    On June 16, 2008, OXIS International, Inc. ("OXIS") requested via letter to its four debenture holders that the debenture holders retract their Notice of Disposition of Collateral dated June 5, 2008.  A copy of the letter is attached hereto as Exhibit 99.1.

    Also on June 16, 2008, OXIS issued a press release announcing that the company’s four debenture holders have been notified that the sale of its majority interest in BioCheck Inc. and its diagnostic businesses is proceeding in a timely manner, and that the recently commenced foreclosure efforts disclosed in OXIS’ 8-K filing of June 13, 2008 will both jeopardize repayment efforts and harm shareholder value.  A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits

99.1           Request to Retract Notification of Disposition of Collateral dated June 16, 2008.
99.2   Press Release dated June 16, 2008.

SIGNATURE(S)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

OXIS International, Inc.

Dated: June 17, 2008	By:	/s/ Marvin S. Hausman
Marvin S. Hausman
CEO and Chairman